SCHEDULE 14A

                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]   Preliminary Proxy Statement


[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


[X]   Definitive Proxy Statement


[ ]   Definitive additional materials

[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              THE BRAZIL FUND, INC.

                (Name of Registrant as Specified in Its Charter)
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement no.:

(3)   Filing Party:

(4)   Date Filed:

                                                345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
[BRAZIL FUND LOGO]                                              (800) 349 - 4281


THE BRAZIL FUND, INC.                                           November 4, 2005


To the Stockholders:


A Special Meeting of Stockholders of The Brazil Fund, Inc. (the "Fund") is to be held at 10 a.m., Eastern time, on Tuesday, December 13, 2005 at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy are enclosed.



At the Special Meeting the stockholders will vote on a proposal to convert the Fund from a closed-end fund to an open-end fund, including, in connection therewith: (i) changing the subclassification of the Fund from that of a closed-end investment company to that of an open-end investment company; and
(ii) amending and restating the Articles of Incorporation of the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder. All of our independent directors plan to attend this meeting and look forward to meeting interested stockholders. Your Fund's directors recommend that you vote in favor of the proposal which will provide enhanced liquidity for all shareholders.



Since approval of this proposal requires the affirmative vote of two-thirds of the shares outstanding, we strongly urge all shareholders to sign and return their proxies as soon as possible.


Respectfully,

/s/ Robert J. Callander
----------------------------
Robert J. Callander
Chairman of the Board
on behalf of the full Board


STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR GRANT THEIR PROXY BY TELEPHONE OR THROUGH THE INTERNET SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                              THE BRAZIL FUND, INC.


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


To the Stockholders of

The Brazil Fund, Inc.:


Please take notice that a Special Meeting of Stockholders of The Brazil Fund, Inc. (the "Fund") has been called to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, December 13, 2005 at 10 a.m., Eastern time, for the following purposes:





To approve the conversion of the Fund from a closed-end fund to an open-end fund, including in connection therewith:



          (i) Changing the subclassification of the Fund from that of a closed-end investment company to an open-end investment company; and



          (ii) Amending and restating the Articles of Incorporation of the Fund.


The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments or postponements thereof.



Holders of record of the shares of common stock of the Fund at the close of business on October 21, 2005 are entitled to vote at the meeting and any adjournments or postponements thereof.


By order of the Board of Directors,


/s/ Carole Coleman
---------------------------------------------
Carole Coleman, Vice President and Secretary



November 4, 2005



IMPORTANT -- WE URGE YOU TO GRANT YOUR PROXY BY TELEPHONE, THROUGH THE INTERNET OR SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.


------------------

                                 PROXY STATEMENT

GENERAL


This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Brazil Fund, Inc., a Maryland corporation (the "Fund"), for use at a Special Meeting of Stockholders to be held at the offices of Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager"), part of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, December 13, 2005 at 10 a.m., Eastern time, and at any adjournments or postponements thereof (collectively, the "Meeting").



This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to stockholders on or about November 7, 2005, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it prior to the time the proxy is exercised by attending the Meeting and casting his or her votes in person or by mail, by executing a superseding proxy or by submitting a notice of revocation to the Fund (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154). All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the proposal to convert the Fund from a closed-end fund to an open-end fund (the "Open-Ending") and in the discretion of the proxy holders on any other matter that may properly come before the Meeting.


The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.


With respect to the conversion of the Fund to an open-end fund, abstentions and broker-non-votes will have the same effect as a vote not to convert the Fund to an open-end fund because conversion of the Fund to an open-end fund requires the affirmative vote of the holders of three-quarters of the outstanding shares of the common stock of the Fund. See "Proposal: Conversion From a Closed-End Fund to an Open-End Fund -- Required Vote."



Holders of record of the common stock of the Fund at the close of business on October 21, 2005 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments or postponements. There were 16,241,288 shares of common stock outstanding on the Record Date.

The Fund provides periodic reports to all stockholders which include relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended June 30, 2005 and a copy of the semiannual report for the six-month period ended December 31, 2004, without charge, by calling (800) 349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

PROPOSAL: CONVERSION FROM A CLOSED-END FUND TO AN OPEN-END FUND



The Board of Directors believes that the Fund should be converted from a closed-end fund into an open-end fund, often referred to as a "mutual fund." The Open-Ending entails: (i) the amendment of the Fund's subclassification under the Investment Company Act of 1940, as amended (the "1940 Act") from that of a closed-end management investment company to that of an open-end management investment company; and (ii) the amendment and restatement of the Fund's Articles of Incorporation (the "Articles of Incorporation").



THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.


BACKGROUND OF THE PROPOSAL

The Fund was organized in 1987 as a closed-end investment company. The Fund was the first non-Brazilian fund to be authorized to invest in Brazilian securities. At the time of the Fund's organization, Brazilian securities were generally thinly traded, relatively illiquid and subject to much greater volatility than most United States securities. At that time, the Brazilian securities markets were relatively small in comparison to the securities markets of more developed countries. The closed-end format was chosen as appropriate in light of these factors to enable the Fund to achieve its investment objective of seeking long-term capital appreciation from investment in Brazilian securities. The Fund's results during the subsequent 18 years have supported the conclusion that this decision was well founded.


In the Fund's early years, when there were few alternative means for foreigners to invest in the Brazilian markets, shares of the Fund at times traded at a premium over net asset value. However, as restrictions on foreign investment in Brazil have been relaxed and alternative vehicles for investment in Brazilian securities have become available, the Fund's shares, like those of most closed-end funds, have frequently traded at a discount from net asset value. The chart set forth below presents the average, high and low discount or premium of the Fund's shares for each year during the period from 1991 through September 30, 2005:


                                             PREMIUM OR DISCOUNT AS A PERCENTAGE
                                       -----------------------------------------------
YEAR                                   AVERAGE             HIGH                LOW
-------------------------------------  -------  --------------------------  ----------
1991.................................    10.41   31.14   (8/30/91)   -9.07   (2/15/91)
1992.................................     2.98   15.22    (7/2/92)  -13.04  (12/17/92)
1993.................................    -6.70    3.86    (2/4/93)  -12.66  (12/16/93)
1994.................................    -0.79   12.68   (4/21/94)  -13.31   (3/31/94)
1995.................................     1.41   14.17   (3/16/95)  -14.66   (12/7/95)
1996.................................    -9.43   10.87   (2/11/96)  -20.44  (10/24/96)
1997.................................   -18.29  -13.28   (1/16/97)  -25.87  (11/20/97)
1998.................................   -22.90  -15.83   (2/21/98)  -35.27   (9/10/98)
1999.................................   -16.56   -8.07   (5/12/99)  -27.60   (1/12/99)
2000.................................   -25.99  -19.82   (2/14/00)  -30.87  (10/16/00)
2001.................................   -20.37  -15.40    (8/2/01)  -24.60   (1/12/01)
2002.................................   -15.17   -9.21   (7/29/02)  -20.05   (1/14/02)
2003.................................   -15.20  -12.37    (1/7/03)  -22.91   (4/24/03)
2004.................................   -14.45   -5.93  (12/27/04)  -18.72   (5/11/04)
2005 through September 30, 2005......    -6.20   -3.52   (2/25/05)   -9.07   (3/29/05)

The Board for many years has sought to address the discount to NAV at which shares of the Fund have traded in ways consistent with the best interests of shareholders and applicable regulatory requirements. The Board has considered a wide variety of strategies to address the discount. Past actions taken by the Board have included a market share buy-back program, purchases of shares pursuant to the Fund's dividend reinvestment plan and efforts to increase publicity about the Fund.



In December 2004, the Fund's Investment Manager and the Board agreed to an approximate 0.40% reduction in the Fund's investment advisory fee, which reduced the Fund's operating expenses substantially and should have made the Fund's shares a more attractive investment option to investors seeking exposure to the Brazilian markets.



In December 2004, the Board of Directors also authorized a repurchase program in which the Fund would offer to repurchase up to 50% of its outstanding shares at a price equal to 98% of the NAV per share and conduct six subsequent semi-annual repurchase offers, each for 10% of the then outstanding shares at a price equal to 98% of NAV per share, if the shares traded at an average weekly discount from NAV greater than 5% during a measuring period. Payment for any shares repurchased pursuant to this repurchase program were to be made in-kind through a pro rata distribution of securities from the Fund's portfolio on the day after the date each offer expired. In July 2005, the Fund made an offer to repurchase up to 50% of its shares in exchange for portfolio securities of the Fund. The repurchase offer and repurchase program were terminated, however, when the Fund's Brazilian administrator raised questions as to whether the offer would subject the Fund to Brazilian capital gains taxation.



After termination of the in-kind repurchase offer, the Board met twice to consider structural and transactional alternatives for the Fund to address the discount, including repurchases of shares, merger of the Fund with another entity, or liquidation of the Fund. During its deliberations, the Board considered the likelihood of various options being successfully implemented, the expected time that would be required to implement them, the tax impact of these options on the Fund and its stockholders, and the amounts that might be expected to be realized by stockholders in the various transactions being considered. The Board also considered the expressed expectations of a number of large Fund stockholders that further significant action would be taken to reduce the discount in light of the termination of the in-kind repurchase offer.



At a meeting held on September 20, 2005, the Board of Directors of the Fund approved conversion of the Fund into an open-end fund as the most effective way of eliminating the discount and offering more liquidity to all shareholders with respect to their investment in the Fund.


The Board believes that recent developments have mitigated various concerns that previously led it to oppose open ending: (i) the growth of the Brazilian securities markets have resulted in increased liquidity and decreased volatility of Brazilian securities in recent years; (ii) a number of open-end "country" funds investing in stock markets outside the U.S. have been successfully established and managed; and (iii) direct investment in Brazilian securities is more readily available today to investors outside

Brazil through relaxation of Brazilian restrictions on foreign investment as well as broader information and listing and trading of Brazilian securities on U.S. exchanges, such as through American Depositary Receipts on the New York Stock Exchange.

For the reasons discussed above, the Board of Directors approved a proposal to convert the Fund into an open-end fund and recommends conversion to stockholders.

CHANGES IN FUND OPERATIONS AS A RESULT OF CONVERSION TO AN OPEN-END FUND


The Fund is currently registered as a "closed-end" investment company under the 1940 Act. Closed-end investment companies neither redeem their outstanding stock nor engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The stock of closed-end investment companies is normally bought and sold in securities markets; the Fund's shares are currently traded on the New York Stock Exchange. The Fund's shares would be de-listed upon the Open-Ending.


Some of the legal and practical differences between the Fund's present operation as a closed-end investment company and its operation as a mutual fund are as follows:


- RIGHT TO REDEEM. Open-end investment companies, commonly referred to as "mutual funds," issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and receive an amount equal to the net asset value of the shares (less any redemption fee and applicable sales charges). Many mutual funds also continuously issue new shares of stock to investors based on the net asset value of such shares next computed after receipt of a valid purchase order.



- ACQUISITION AND DISPOSITION OF SHARES; REDEMPTION FEE. Stockholders of closed-end funds pay brokerage commissions in connection with the purchase and sale of fund shares. If the Fund converts into a mutual fund, investors wishing to acquire shares of the Fund would be able to purchase them either through selected financial intermediaries or directly from Scudder Distributors, Inc., the Fund's proposed distributor (the "Distributor"). If the financial intermediary is a broker-dealer, the financial intermediary must have a signed dealer agreement with the Distributor. Such shares would be purchased at their net asset value, subject to any applicable fees or sales loads. Stockholders desiring to realize the value of their shares would be able to do so by presenting their shares for redemption at net asset value less any applicable redemption fee or sales charges.



      The Fund will impose a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange) and on shares held at the time of Open-Ending that are redeemed within six months after the date of Open-Ending. The redemption fee will be paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. (Please refer to "Expenses; Potential Net Redemptions," and "Frequent Trading," below.)

- VOTING RIGHTS. If the conversion to open-end format takes place, stockholders will have less frequent opportunities to vote on particular issues because, under the law of Maryland (the state in which the Fund is incorporated), an open-end fund is not required to hold an annual stockholder meeting in any year in which the election of directors is not required to be acted on under the 1940 Act. Although the Fund's current By-Laws require the Fund to hold annual meetings, upon conversion the Fund's By-Laws will be amended (the "Amended By-Laws") to provide that the Fund will not be required to hold an annual meeting in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Fund does not intend to hold annual meetings in any year in which it is not required to do so. By not holding annual stockholder meetings, the Fund would save the costs of preparing proxy materials and soliciting stockholders' votes on the usual proposals contained in the proxy statement.


      Nevertheless, the Fund would be required to hold a meeting of stockholders when stockholder approvals are necessary under the 1940 Act or Maryland law. Under the 1940 Act, the Fund would be required to hold a stockholder meeting if the number of Directors elected by stockholders was less than a majority of the total number of Directors, if a change were sought in the fundamental investment policies of the Fund, in an investment advisory agreement, or in a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (if the change involved a material increase in Fund expenses). Under Maryland law and the Fund's Amended By-Laws (and subject to the conditions set forth in Maryland law and the Fund's Amended By-laws), a special meeting of stockholders must be called upon request of the stockholders only when requested in writing by stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such special meeting.


      Stockholders will continue to have one vote per share on each matter submitted to a vote of stockholders if the Open-Ending takes place. Under Maryland law and the Fund's Charter, as it will be amended and restated upon the Open-Ending (the "Amended Articles of Incorporation"), the Board will have the authority to increase or decrease the number of shares of any class or series the Fund is authorized to issue and to classify and reclassify unissued shares into existing or additional classes or series of stock in each case without the consent of stockholders. As discussed below, the Board has approved a "Multiple Distribution System" involving the issuance of multiple classes of shares bearing different expenses related to the distribution of shares of each class. The classes will have the same voting rights except that each class will vote separately as a class with respect to any distribution plan or other matters that affect the class differently.


- DETERMINATION OF NET ASSET VALUE. SEC regulations generally require open-end investment companies to value their assets on each business day in order to determine the current net asset value at which shares may be purchased or redeemed. The net asset values of most open-end investment companies are published daily by leading financial publications; the Fund will continue to publish its net asset value on a daily basis at www.thebrazilfund.com.

- EXPENSES; POTENTIAL NET REDEMPTIONS. The Fund's expenses will likely increase as a result of open-ending, either as a result of the cost of additional stockholder services available to stockholders of a mutual fund or otherwise. The Open-Ending is expected to result in immediate, substantial redemptions and, consequently, a marked reduction in the size of the Fund. In addition, the Fund might be required to sell portfolio securities in order to meet net redemptions, thereby resulting in realization of gains that would normally be distributed to all stockholders and would thus be taxable to them. An asset base of decreased size is likely to result in an increased expense ratio. Significant net redemptions could also render the Fund an uneconomical venture by virtue of its diminished size. These results may eventually be mitigated by new sales of shares and the reinvestment of dividends and capital gain distributions in shares of the Fund, but there can be no assurance that new sales of shares will replace Fund assets paid in redemption of shares. In an effort to mitigate these potential additional costs, the Fund will impose a 2% redemption fee for the first six months after the Open-Ending, which may (i) reduce the impact of initial redemptions upon the Fund and
      (ii) reduce the direct and indirect costs, such as brokerage costs, attributable to liquidation of portfolio investments (and the potential related restructuring of the portfolio), as well as other possible expenses associated with such redemptions.

      The following table compares the fees and expenses of the Fund for the fiscal year ended June 30, 2005 to the estimated pro forma fees and expenses of the Fund following the Open-Ending. The post-conversion expenses in Columns 3 and 5 are based on the assumption that the Fund's assets would decrease by 50% following the conversion. This assumption is an estimate. The actual decrease (or increase) may be significantly more or less than 50%.



                                               Pro Forma Post-       Pro Forma Post-         Pro Forma Post-       Pro Forma Post-
                            Pre-Conversion   Conversion Assuming   Conversion Assuming     Conversion Assuming   Conversion Assuming
                            as of June 30,     No Reduction in      50% Reduction in        No Reduction in       50% Reduction in
                                 2005              Assets                Assets                  Assets                 Assets
                            --------------   -------------------   -------------------     -------------------   -------------------
SHAREHOLDER FEES                             Class S*              Class S*                Class A**              Class A**

Maximum Sales Charge
(load) Imposed on
Purchases (as % of
offering price)              None                 0%                    0%                    5.75%                  5.75%

Redemption Fee               None              2.00%***              2.00%***                 2.00%****              2.00%****

ANNUAL FUND
OPERATING EXPENSES

Management Fee(1)            0.76%             0.57%                 0.59%                    0.57%                  0.59%

12b-1 Fee                    0.00%             0.00%                 0.00%                    0.25%                  0.25%

Other Expenses(2)            0.52%             0.61%                 0.77%                    0.72%                  0.90%

Total Annual
Operating Expenses           1.28%             1.18%                 1.36%                    1.54%                  1.74%

Total Net Annual
Operating Expenses           1.28%             1.18%                 1.36%                    1.54%                  1.74%



     *All shares of common stock outstanding prior to the Open-Ending will be converted to Class S shares if the Open-Ending occurs.



     **For more information on Class A shares, see "Establishment of Multiple Distribution System Plan" and Exhibit A, the Form of the Amended and Restated Articles of Incorporation of the Fund.



     ***Applies to shares owned less than 30 days or on any redemption or exchange within six months of the Open-Ending.


     ****Applies to shares owned less than 30 days.


     (1) During the previous fiscal year, the Board negotiated a reduction in the management fee. The pre-conversion management fee reflects a blend of the prior management fee schedule and the new fee schedule effective December 1, 2004, which effected a 0.40% reduction in the fee. The post-conversion management fees reflect only the reduced fee schedule. Based on breakpoints in the management fee, a reduction in assets results in a higher percentage management fee.



     (2) Pro Forma Other Expenses include the one-time estimated costs of $500,000 for Open-Ending the Fund.



     Example:



     The following table illustrates the expenses on a hypothetical $10,000 investment in the Fund before the Open-Ending and the estimated expenses after the Open-Ending, calculated at the rates shown in the table above, assuming a 5% annual return and an estimated $500,000 one-time Open-Ending cost. The example also assumes that the Fund's operating expenses remain the same and reflects a 5.75% load on the Class A shares.



          1 Year         3 Years        5 Years        10 Years
          ------         -------        -------        --------


Pre-Conversion    Class A    Class S    Class A    Class S    Class A    Class S    Class A    Class S
------------------------------------------------------------------------------------------------------

Post-             $723       $120       $1,022     $362       $1,342     $623       $2,247     $1,369
Conversion
(Assuming no
reduction in
assets)

------------------------------------------------------------------------------------------------------

Post-             $742       $138       $1,068     $405       $1,416     $692       $2,396     $1,511
Conversion
(assuming 50%
reduction in
assets)

------------------------------------------------------------------------------------------------------

- ELIMINATION OF DISCOUNT. The fact that stockholders who wish to realize the net asset value of their Fund shares will be able to do so by presenting their shares for redemption will eliminate any market discount from net asset value. If the Open-Ending is approved by stockholders, the discount may narrow prior to the date of the Open-Ending to the extent purchasers of shares in the open market are willing to accept less of a discount in anticipation of the prospective open-ending.


- DIVIDEND REINVESTMENT. The Fund intends to continue to provide the opportunity for stockholders to receive dividends and capital gains distributions in cash or, at no charge to stockholders, in shares of the Fund. If the Open-Ending occurs, such reinvestments in shares would be made at net asset value. The reinvestment will not affect the federal income tax treatment of the dividends and distributions from the Fund. At the time of the Open-Ending, the current dividend reinvestment plan and privilege will terminate. All stockholders will have their dividends and distributions automatically reinvested unless they request that they receive cash. Stockholders receiving dividends and distributions through retirement plans will have such dividends and distributions reinvested.


- PORTFOLIO MANAGEMENT. Unlike open-end funds, closed-end funds are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet stockholder redemption requests. Most open-end investment companies maintain adequate reserves of cash or cash equivalents in order to meet net redemptions as they arise. Because closed-end investment companies do not have to meet redemption requests, their cash reserves can be substantial or minimal, depending primarily on management's perception of market conditions and on decisions to use fund assets to repurchase shares. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Fund's investment flexibility and the scope of its investment opportunities, and could detract from Fund performance. The Fund may have to sell portfolio securities in order to accommodate the need for larger reserves of cash or cash equivalents, resulting in an increase in transaction costs and portfolio turnover.


- ILLIQUID SECURITIES. An open-end investment company is subject to the SEC requirement that no more than 15% of its net assets may be invested in securities that are not readily marketable.

- SENIOR SECURITIES AND BORROWINGS. The 1940 Act prohibits open-end funds from issuing "senior securities" representing indebtedness (that is, bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness to any lender if the 300% asset coverage is met. In addition, closed-end investment companies may issue preferred stock, whereas open-end investment companies may not issue preferred stock. This greater ability to issue senior securities may give closed-end investment companies more flexibility than open-end investment companies in "leveraging" their investments. The Fund currently has no indebtedness to banks, and has no authorized class of senior securities or any plan for issuing any such securities.



- STOCKHOLDER SERVICES. If the Open-Ending is approved, various services will be made available to stockholders. These may include the use of the Fund for retirement plans, participation in an automatic investment plan and the privilege to effect redemption and additional purchase transactions by telephone. The cost of these services will normally be borne by the Fund rather than by particular stockholders.




      Currently, the Fund has engaged Scudder Investments Service Company ("SISC"), an affiliate of the Investment Manager, as the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. Additional, Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. Upon Open-ending, these services agreements will be amended to include the expanded services described above.



      BROKERAGE COMMISSIONS ON PURCHASE AND SALE OF THE FUND'S SHARES. Stockholders presently pay brokerage commissions in connection with the purchase and sale of Fund shares on the NYSE. If the Open-Ending proposal is adopted and the Fund becomes a mutual fund, the Fund's shares will be issued and redeemed by the Fund. An open-end fund, unlike a closed-end investment company, is permitted to finance the distribution of its shares by adopting a plan of distribution and a stockholder services plan pursuant to Rule 12b-1 under the 1940 Act (a "12b-1 Plan"). The Fund has no current intention of adopting a 12b-1 plan that will apply to shares held as of the date of Open-Ending. If the Fund adopts a 12b-1 Plan for a different class of shares, such class of shares may bear certain fees and expenses pursuant to such a 12b-1 Plan.




- ESTABLISHMENT OF A MULTIPLE DISTRIBUTION SYSTEM PLAN. Upon Open-Ending, the Fund will amend the Articles of Incorporation to classify the authorized shares of the Fund into multiple classes and to reclassify the shares of the Fund outstanding as of the date of the Open-Ending. Under the Multiple Distribution System Plan, the only differences among the classes of shares will relate solely to: (a) different distribution fee payments or service fee payments associated with any 12b-1 Plan for a particular class of shares and any other costs relating to implementing or amending such 12b-1 Plan (including obtaining shareholder approval of such 12b-1 Plan or any amendment thereto) which will be borne solely by shareholders of such class; (b) different service fees; (c) different account minimums; (d) the bearing by each class of its class expenses, such as transfer agency fees attributable to a specific class and certain securities registration fees; (e) the voting rights related to any 12b-1 Plan affecting a specific class of shares; (f) separate exchange privileges; (g) different conversion features and (h) different class names and designations.




- MINIMUM INVESTMENT AND INVOLUNTARY REDEMPTION. If the Open-Ending occurs, the Fund will establish minimum investment amounts and other investment criteria. After the Open-Ending, the Fund may redeem the shares of any stockholder whose account balance falls below the minimum investment amount (subject to certain exceptions).

- EXCHANGES. If the Open-Ending occurs, the Fund will establish certain rights allowing shareholders to request a taxable exchange of their shares of the corresponding class of other fund advised by Deutsche Asset Management or its affiliates. Shares held as of the date of the Open-Ending will not be subject to a sales charge on exchange, but will be subject to redemption fees (subject to certain exceptions).





- FREQUENT TRADING. Unlike closed-end investment companies, open-end funds may be subject to adverse effects from market timing and other frequent trading activities. Market timing is defined as effecting frequent trades into or out of a fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Fund's investment adviser to invest assets, in an orderly, long term manner, which in turn, may adversely impact the performance of the Fund. If the conversion occurs, the Fund will implement policies including: a 2% redemption fee on Fund shares held for less than 30 days (subject to certain exceptions); the reservation of the Fund's right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the Investment Manager, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful to long-term shareholders or disruptive to portfolio management; and certain fair valuation practices reasonably designed to protect the Fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the Fund. There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Investment Manager may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of Fund shares held in such omnibus accounts (which may represent most of the Fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the Fund. It is important to note that shareholders that invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the Fund. The Fund's policies and procedures may be modified or terminated at any time.

- QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code after the conversion. Such qualification will allow the Fund to continue to be relieved of federal income tax on that part of its investment company taxable income and net capital gain that are distributed to its stockholders.


- TAXES/CAPITAL GAINS. If the Fund were to experience substantial redemptions of its shares following the Open-Ending, it would likely be required to sell portfolio securities. If the Fund's basis in the portfolio securities sold is less than the sale price obtained, net capital gain will be realized. U.S. tax law imposes both an income tax and an excise tax on net capital gain realized by closed-end and open-end funds that do not distribute their net capital gain to shareholders. Fund shareholders are subject to tax on such distributions. As of October 10, 2005, the Fund had $585,953,665 in unrealized capital gains. As an alternative to actually distributing all the realized net long term gains to shareholders, the Internal Revenue Code permits the Fund to: (1) retain all or part of the net long term capital gains; (2) pay federal income tax on such retained amount; and (3) make a federal income tax election to deem the retained amount (including U.S. tax paid by the Fund) to have been distributed to shareholders and recontributed (net of the tax amount) to the Fund. Such an election would mitigate the negative cash impact the Fund would experience in connection with the additional distribution requirements caused by substantial redemptions following the Open-Ending. Shareholders would be required to include the "deemed" distribution in income, but (i) could credit their share of the taxes paid by the Fund against their own tax liability (and, if their share of the taxes paid by the Fund exceed their own U.S. federal tax liability, claim a refund of the excess amount from the U.S. Treasury), and (ii) would increase their basis in their Fund shares by the net amount deemed distributed (i.e., the gross retained amount, less the taxes paid by the Fund). The Fund does not have any way of accurately predicting the precise level of shareholder redemption activity, if any, and the resulting tax consequences, should the Fund Open-End.


- BRAZILIAN TAX ASPECTS. If the Fund were to experience substantial redemptions of its shares following the Open-Ending, it would likely be required to sell shares of Brazilian publicly-traded companies and fixed rate investments. Sales of shares of Brazilian publicly-traded companies carried out on the Brazilian stock exchange are generally exempt from taxes such as income tax and the Provisional Contribution on Financial Transactions under current law and regulations. Sales of fixed rate investments, which currently constitute none of the Fund's assets, will be subject to various Brazilian taxes. In addition, certain transactions, including sales of some portfolio securities and the repatriation of the proceeds from the sales of funds to enable the Fund to redeem its shares, may be subject to Provisional Contribution on Financial Transactions ("CPMF") at a 0.38% rate.


- OPERATION AS AN OPEN-END FUND IN BRAZIL. The Open-Ending is contingent upon obtaining certain relief from Brazilian regulatory authorities. The Fund is currently registered under Brazil's Annex III Regulations to Resolution No. 1289/87 ("Annex III"), which subject it to certain restrictions. Brazilian Securities Commission ("CVM") Instruction No. 67/87 and Deliberation No. 51/87 provide that the Fund must be capitalized with proceeds resulting from public offerings of shares, that the Fund's shares must be traded on a stock exchange, and that all issuances of new shares by the Fund must be previously approved by the CVM. The Fund will require relief from these regulations in order to complete the Open-Ending.

      The Fund is pursuing relief on two fronts, either of which will permit the Open-Ending. To enable the Fund to operate as an open-end fund under Brazilian regulations, the Fund is currently: (i) petitioning the CVM to modify its Annex III rulings regarding capitalization through public offerings, mandatory trading of shares on a stock exchange and the pre-approval of the issuances of new shares; and (ii) seeking approvals from Brazil's National Monetary Council and the Federal Revenue Office to convert the Fund from an Annex III vehicle to a 2,689 Investor, an entity not subject to the Annex III restrictions. Either the amending of the Annex III restrictions or the conversion of the Fund to a 2,689 Investor will allow the Fund to complete the Open-Ending. The Fund's Brazilian counsel believes the modifications of CVM Annex III rulings referred to in item (i) may reasonably be expected to be received within two (2) months of the date of this Proxy Statement, and the approvals from Brazil's National Monetary Council and the Federal Revenue Office may reasonably be expected to be received within eight (8) months of the date of this Proxy Statement, although there can be no assurance that the requisite approvals will be obtained in a timely manner or at all.


- STOCK CERTIFICATES. If the Open-Ending occurs, new share certificates will not be issued. Share certificates now in a shareholder's possession as of the Open-Ending may be sent to the Fund's transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures will require book-entry holdings. Shareholders with outstanding certificates will bear the risk of loss. If the Open-Ending is approved, stockholders will receive a letter with instructions for delivering their certificates to the transfer agent.


CONVERTING THE FUND TO AN OPEN-END INVESTMENT COMPANY


If the Proposal is approved, the Board will cause the Fund to take such actions as are necessary to effect the conversion of the Fund to open-end status. The conversion of the Fund to an open-end investment company will be accomplished by: (i) amending the Fund's Articles of Incorporation to authorize the issuance of redeemable securities at net asset value (as defined), to provide that the Fund's outstanding common stock will be redeemable, to permit the classification and reclassification of authorized shares of the Fund; and (ii) changing the Fund's subclassification under the 1940 Act from a closed-end investment company to an open-end investment company. The Amended Articles of Incorporation, a copy of which is attached as Exhibit A, will be effective upon the filing thereof in Maryland. However, such filing will not be made until a registration statement under the Securities Act of 1933, as amended (the "1933 Act"), covering the offering of the shares of the Fund, has become effective, which is expected to occur as soon as practicable after receiving Brazilian regulatory approvals. In connection with the Open-Ending and the amendments to the Fund's Articles of Incorporation, the Board of Directors will make necessary conforming changes to the By-Laws of the Fund, a copy of which is attached as Exhibit B.



Although management will use all practicable measures to keep costs at a minimum, there have been and will continue to be substantial costs (many of them non-recurring) in connection with the proposal to change from a closed-end to an open-end investment company, including the preparation of this proxy statement, the seeking of necessary regulatory approvals, the preparation of a registration statement and prospectus (including printing and mailing) as required by the 1933 Act and the payment of necessary filing fees. The Fund currently estimates that these costs, which would be paid by the Fund, will range from $475,000 to $525,000 or approximately three cents per share.


Neither the Fund nor its stockholders should realize any gain or loss for federal income tax purposes upon the Open-Ending and the Open-Ending should not affect a stockholder's holding period or adjusted tax bases in the stockholder's shares of the Fund. A stockholder who redeems shares of the Fund after the Open-Ending would recognize a gain or loss to the extent that the redemption proceeds are greater or less than the stockholder's adjusted tax basis in the shares redeemed. In addition, if the Fund were to experience substantial redemptions of its shares following the Open-Ending, it would likely be required to sell portfolio securities, which could generate substantial capital net gain to the Fund which would increase the amount that the Fund would be required to distribute to shareholders to avoid the imposition of income and excise taxes on the Fund.

VOTING REQUIREMENT


The Fund's Articles of Incorporation require the affirmative vote of the holders of three-quarters of the outstanding shares of common stock of the Fund for the adoption of the Proposal to convert the Fund from a closed-end investment company to an open-end investment company.



If shareholders do not approve the Open-Ending, the Fund will remain a closed-end investment company listed on the New York Stock Exchange.



THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE PROPOSAL PROVIDING FOR THE CONVERSION OF THE FUND TO AN OPEN-END INVESTMENT COMPANY.






GENERAL INFORMATION



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


According to SEC Schedule 13G/A, 13D/A and 13G filings made in February, October and November of 2005, the following owned beneficially more than 5% of the Fund's outstanding stock:


                                                                 AMOUNT AND NATURE
TITLE OF CLASS           NAME AND ADDRESS OF BENEFICIAL OWNER    OF BENEFICIAL OWNERSHIP       PERCENT OF CLASS
--------------           ------------------------------------    -----------------------       ----------------
Common Stock            President & Fellows of Harvard College       3,540,400 shares(1)             21.8%
                        c/o Harvard Management Company Inc.
                        600 Atlantic Avenue
                        Boston, Massachusetts 02110

Common Stock            City of London Investment Group, PLC         1,223,900 shares(2)             7.54%
                        c/o City of London Investment
                        Management Company Limited
                        10 Eastcheap, London EC3M ILX,
                        England

Common Stock            Lazard Asset Management LLC                    987,900 shares(3)              6.1%
                        30 Rockefeller Plaza
                        New York, New York 10112

Common Stock            Carrousel Capital Ltd.                         949,485 shares(4)             5.85%
                        203-205 Brompton Road
                        London SW3 ILA
                        England

Common Stock            QVT Financial LP and QYT Financial             869,660 shares(5)            5.335%
                        GP LLC
                        527 Madison Avenue, 8th Floor
                        New York, New York 10022




(1) President and Fellows of Harvard College held sole voting power and sole investment power with respect to the above number of shares.



(2) City of London Investment Group, PLC held sole voting power and sole investment power with respect to the above number of shares. City of London Investment Group, PLC held the above number of shares through its control of City of London Investment Management Company Limited.



(3) Lazard Asset Management LLC held sole voting power and sole investment power with respect to the above number of shares.



(4) Carrousel Capital Ltd. and Bruno Sangle-Ferriere (i) have sole voting and dispositive power with respect to 185 shares of common stock; (ii) share voting and dispositive power with respect to 478,900 shares of common stock with the Carrousel Fund Ltd., Walker House, P.O. Box 265 GT, Mary Street George Town, Grand Cayman, Cayman Islands; and (iii) share voting and dispositive power with respect to 470,400 shares of Common Stock with The Carrousel Fund II Limited, Walker House, P.O. Box 265 GT, Mary Street, George Town, Grand Cayman, Cayman Islands. Accordingly, Carrousel Capital Ltd. and Bruno Sangle-Ferriere have voting power and dispositive power over an aggregate of 949,485 shares of common stock, constituting approximately 5.85% of the issued and outstanding shares of common stock.



(5) QVT Financial LP is the investment manager for QVT Fund LP, which beneficially owns 127,100 shares of common stock. QVT Overseas Ltd., which beneficially owns 371,280 shares of common stock, and for QVT Associates LP, which beneficially owns 371,280 shares of common stock. QVT Financial has the power to direct the vote and disposition of the shares of common stock held by each of the Fund, QVT Overseas Ltd. and QVT Associates LP. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 869,660 shares of common stock, consisting of the shares owned by the Fund. QVT Overseas Ltd. and QVT Associates LP.



     Except as noted above, to the best of the Fund's knowledge, as of November 1, 2005, no other person owned beneficially more than 5% of the Fund's outstanding stock.

The following table sets forth the beneficial ownership of the Fund's outstanding capital stock as of November 1, 2005 by each of the Fund's directors and all of the Fund's directors and executive officers as a group:



DIRECTORS                       AMOUNT AND NATURE OF         PERCENT OF CLASS
                                BENEFICIAL OWNERSHIP
--------------------------------------------------------------------------------
Robert J. Callander             2,000 shares                  *
Kenneth C. Froewiss             1,000 shares                  *
Donna J. Hrinak                     0 shares                  *
Willian H. Luers                  322 shares                  *
Ronaldo A. da Frota Nogueira    4,016 shares                  *
Susan K. Purcell                  150 shares                  *
Kesop Yun                           0 shares                  *
--------------------------------------------------------------------------------
All Directors and Executive    7,288 shares                   Less than 1% of
Officers (16 persons)                                         shares of the Fund
--------------------------------------------------------------------------------
     *Less than 1% of shares of the Fund.



THE INVESTMENT MANAGER



Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sales decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Investment Manager is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.



Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.





OTHER MATTERS

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that may come before the Meeting or any adjournment or postponement thereof in their discretion.

MISCELLANEOUS


Proxies will be solicited by mail and may be solicited in person or by telephone by Officers of the Fund or personnel of DeIM. The Fund has retained Georgeson Shareholder Communications Inc. ("Georgeson"), 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of Georgeson's services is estimated at $85,000 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.




Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about November 3, 2005. As mentioned above, Georgeson will assist in the solicitation of proxies. As the meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their proxies have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.


If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at (800) 366-2167. Any proxy given by a stockholder is revocable until voted at the Meeting. See "Proxy Statement -- General."


In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by December 13, 2005, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the matter at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS


Stockholders wishing to submit proposals for inclusion in the Fund's proxy statement for the next meeting of stockholders of the Fund should send their written proposals to Carole Coleman, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc., at 345 Park Avenue, Mailstop NYC 20-2799, New York, New York 10154. In the event that the Open-Ending is not approved, proposals for inclusion in the Fund's proxy statement for the next annual meeting should be submitted by April 1, 2006. In the event that the Open-Ending is approved, proposals for inclusion in the Fund's proxy statement should be submitted a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting. The timely submission of a proposal does not guarantee its inclusion.



For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must comply with the Fund's bylaws, which, among other things, require that the stockholder must give timely notice thereof in writing to the Secretary of the Fund, the stockholder must be a stockholder of record, and the notice must contain the information about the nomination or other business that is required by the Fund's bylaws. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days' notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.



The Fund may exercise discretionary voting authority with respect to stockholder proposals for the next meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address within the time frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.




INCORPORATION BY REFERENCE



The Fund hereby incorporates by reference into this proxy statement the financial statements contained in the Fund's annual report for the year ended June 30, 2005, which was filed with the SEC as part of the Fund's certified shareholder report on Form N-CSR for the year ended June 30, 2005. The Fund's annual report was mailed to shareholders of the Fund on or about August 29, 2005. Copies of this report may be received without charge upon request from the Fund by calling (800) 349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.




Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.






By order of the Board of Directors,


/s/ Carole Coleman

----------------------------------------

Carole Coleman
Vice President and Secretary
345 Park Avenue
New York, New York 10154
November 4, 2005

EXHIBIT A


                                    FORM OF


                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION


                                       OF


                              THE BRAZIL FUND, INC.




FIRST: The undersigned, William D. Regner, whose post office address is 919 Third Avenue, New York, New York 10022, being at least eighteen years of age, does hereby amend and restate these Articles of Incorporation for a corporation previously formed under the General Laws of the State of Maryland.



SECOND: The name of the corporation is THE BRAZIL FUND, INC. (the
"Corporation").



THIRD: Corporate Purposes.



     The purposes for which the Corporation is formed are to operate as and carry on the business of a closed-end management investment company under the Investment Company Act of 1940, and generally to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force.



FOURTH: Address and Resident Agent.



     The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, First Maryland Building, 32 South Street, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, First Maryland Building, 32 South Street, Baltimore, Maryland 21202.



FIFTH:



     (a)  Capital Stock.


  (i)  Authorized Shares. The total number of shares of stock which the
          Corporation shall have the authority to issue is [           ] shares
          of the par value of One Cent ($0.01) per share, such shares having an
          aggregate par value of $[             ].

    (ii) Authorization of Stock Issuance. The Board of Directors may authorize the issuance and sale of capital stock of this Corporation, including stock of any class or series, from time to time in such amounts and on such terms and conditions, for purposes and for such amount or kind of consideration as the Board of Directors shall determine, subject to any limits required by then applicable law. All shares shall be issued on a fully paid and non-assessable basis.

   (iii) Power to Classify. The Board of Directors may classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemptions of such shares of stock. Pursuant to such classification or reclassification, the Board of Directors may increase or decrease the number of authorized shares of stock, or shares of any existing class or series of stock. Pursuant to such power, the Board of Directors has designated two classes of shares of capital stock of the Corporation



    (iv) Series - General. The relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of each class or series of the stock of the Corporation shall be as follows, unless otherwise provided in Section (e) or (f) of this article or in a supplement to the Amended and Restated Articles of Incorporation:



          (A) Assets Belonging to Class. All consideration received by the Corporation for the issue or sale of a particular class or series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any fund or payments derived from any reinvestment of such proceeds in whatever form the sale may be, shall irrevocably belong to that class or series for all purposes, and shall be so recorded on the books of account of the Corporation. Any assets, income, earnings, profits or proceeds thereof, funds or other payments which are not readily attributable to a particular class or series for all purposes, and shall be so recorded on the books of account of the Corporation. Any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily attributable to a particular class or series shall be allocated to and among any one or more series or classes in such manner and on such basis as the Board of Directors, in its sole discretion, shall deem fair and equitable, and items so allocated to a particular series or class shall belong to that series or class. Each such allocation shall be conclusive and binding upon the stockholders of all classes and series for all purposes.



          (B) Liabilities Belonging to Class. The assets belonging to each class or series shall be charged with the liabilities of the Corporation in respect of that class or series and with all expenses, costs, charges and reserves attributable to that class or series and shall be so recorded on the books of account of the Corporation. Any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class or series shall be allocated and charges to and among any one or more of the classes or series shall be allocated and charges to and among any one or more of the classes or series in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable, and any items so allocated to a particular class or series shall be charged to, and shall be a liability belonging to, that class or series. Each such allocation shall be conclusive and binding upon the stockholders of all classes and series for all purposes.


          (C) Income. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act of 1940, to determine which items shall be treated as income and which items shall be treated as capital. Each such determination shall be conclusive and binding. "Income belonging to" a class or series includes all income, earnings and profits derived from assets belonging to that class or series, less any expenses, costs, charges or reserves belonging to that class or series, for the relevant time period.


          (D) Dividends and Distributions. Dividends and distributions on shares of a particular class or series may be declared and paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be declared daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to that class or series.



                All dividends on shares of a particular class or series shall be paid only out of the income belonging to that class or series and capital gains distributions on shares of the class or series shall be only out of the capital gains belonging to the class or series. All dividends and distributions on shares of a particular class or series shall be distributed pro rata to the shareholders of that class or series held by such shareholders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.



                The Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the corporation or the class or series to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereto, and regulations promulgated thereunder, and to reduce or eliminate liability of the Corporation or the class or series for taxes, including federal income and excise taxes, but nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company or to reduce or eliminate liability of the Corporation or the class or series for any such taxes.



                Dividends and distributions may be paid in cash, property or shares, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time.



          (E) Tax Elections. The Board of Directors shall have the power, in its discretion, to make such elections as to the tax status of the Corporation or any series or class of the Corporation as may be permitted or required by the Internal Revenue code of 1986, as amended, without the vote of stockholders of the Corporation or any series or class.


          (F) Liquidation. At any time there are no shares outstanding for a particular class or series, the Board of Directors may liquidate such class or series in accordance with applicable law. In the event of the liquidation or dissolution of the Corporation, or of a class or series thereof when there are shares outstanding of the Corporation, or of a class or series thereof when there are shares outstanding of the Corporation or of such class or series, as applicable, the stockholders of such, or of each, class or series, as applicable, the stockholders of such, or of each, class or series, as applicable, shall be entitled to receive, when and as declared by the Board of Directors, the excess of the assets of that class or series over the liabilities of that class or series, determined as provided herein and including assets and liabilities allocated pursuant
                to sections [     ] and [ ] of this Article [     ]. Any such
                excess amounts will be distributed to each stockholder of the applicable class or series in proportion to the number of outstanding shares of that class or series held by that stockholder and recorded on the books of the Corporation. Subject to the requirements of applicable law, dissolution of a class or series may be accomplished by distribution of assets to stockholders of that class or series of the Corporation, by the exchange of shares of that class or series for shares of another class or series of the Corporation, or in any other legal manner.



                  (G) Voting Rights. On each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together in a single class, provided that (a) when the Maryland General Corporation Law or the Investment Company Act of 1940 requires that a class or series vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected classes or series and other classes or series shall vote as a single class and (b) unless otherwise required by those laws, no class or series shall vote on any matter which does not affect the interest of that class or series.



                  (H) Quorum. The presence in person or by proxy of the holders of a majority of the shares of stock of the Corporation entitled to vote thereat, without regard to class, shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, required approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class required to vote as a class on the matter shall constitute a quorum. If at any meeting of the stockholders there shall be less than a quorum present, the stockholders present at such meeting may, without further notice, adjourn the same from time to time until a quorum shall be present.




      (v)    Class A Common Stock.




                  (A)    [               ] shares of the authorized capital
                         stock of the Corporation are designated as "Class A Common Stock."



                  (B)    The [           ] shares of capital stock of the
                         Corporation designated as the "Class A" shares shall be redeemable at a price equal to ninety-eight percent (98%) of net asset value per share if such shares have been issued and outstanding on the books of the Corporation for less than thirty (30) days subject to such exception as the Board of Directors may fix by resolution. The foregoing condition of redemption may be revised or eliminated by the Board of Directors from time to time, without amending or supplementing the Amended and Restated Articles of Incorporation, provided the interests of any outstanding shareholders of the Class A shares are not adversely affected.



                  (C)    The [           ] shares of capital stock of the
                         Corporation designated as the "Class A" shares shall be subject to certain distribution fee payments or service adopted by the Corporation pursuant to Rule 12b-1 of the Investment Company Act of 1940.




      (vi)   Class S Common Stock.



                  (A)    [             ] shares of the authorized capital stock
                         of the Corporation are designated as "Class S Common Stock."



                  (B)    The [            ] shares of capital stock of the
                         Corporation designated as the "Class S" shares shall be redeemable at a price equal to ninety-eight percent (98%) of net asset value per share if such shares have
                         (i) been issued and outstanding on the books of the Corporation for less than thirty (30) days or (ii) been obtained either by purchase or by exchange within six
                         months from [          ], subject to such exceptions as
                         the Board of Directors may fix by resolution. The foregoing condition of redemption may be revised or eliminated by the Board of Directors from time to time, without amending or supplementing the Amended and Restated Articles of Incorporation, provided the interests of any outstanding shareholders of the Class S shares are not adversely affected.



      (vii) Notwithstanding any provision of the Maryland General Corporation Law requiring for any purpose a proportion greater than a majority of the votes of all classes or series, the affirmative vote of the holders of a majority of the total number of shares of the Corporation, as applicable, outstanding and entitled to vote under such circumstances pursuant to these Articles of Amendment and Restatement and the By-Laws of the Corporation shall be effective for such purpose, except to the extent otherwise required by the Investment Company Act of 1940 and rules thereunder.



      (viii) No stockholder of the Corporation shall be entitled as of right to subscribe for, purchase or otherwise acquire any shares of any classes or series, or any other securities of the Corporation, whether new or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been required, and sold to such persons, firms, corporations and associations, and for such lawful consideration and on such terms as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said stockholder.




(b) Transfers of Capital Stock.



      (i)    Issue of Shares.



            (A) The Board of Directors may from time to time issue, reissue, sell or cause to be reissued and sold any of the Corporation's authorized shares of capital stock, including additional shares hereafter authorized and any shares redeemed or repurchased by the Corporation.



            (B) Subject to the requirements of the Maryland General Corporation Law, the Board of Directors may authorize the issuance of some or all of the shares of any or all classes or series without certificates and may establish such conditions as it may determine in connection with the issuance of certificates.



            (C) For any corporate purpose, such as in connection with the acquisition of all or substantially all of the assets or stock of another investment company or investment trust, the Board of Directors may issue or cause to be issued shares of capital stock of the Corporation and accept in payment thereof, in lieu of cash, assets or other property, either with or without adjustment for contingent costs or liabilities, provided such assets or other property are of the character in which the Corporation is permitted to invest.




      (ii)   Redemption of Shares.




            (A) The Board of Directors shall authorize the Corporation to the extent it has shares or other property legally available and subject to such reasonable conditions as the board of Directors may determine, to permit each holder of shares of capital stock of the Corporation to redeem all of any part of the shares standing in the name of such holder on the books of the Corporation, at the applicable redemption price of such shares, determined in accordance with procedures established by the Board of Directors of the Corporation from time to time in accordance with applicable law.

            (B) Without limiting the generality of the foregoing, the Board of Directors may authorize the Corporation, at its option and to the extent permitted by and in accordance with the conditions of applicable law, to redeem stock owned by any stockholder under circumstances deemed appropriate by the Board of Directors in its sole discretion from time to time, such redemption to be effected at such a price, at such time and subject to such conditions as may be required or permitted by applicable law.



            (C) Payment for redeemed stock shall be made in cash unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make it advisable for the Corporation to make payment wholly or partially in securities or other property or assets. Payment made wholly or partially in securities or other property or assets may be delayed to such reasonable extent, not inconsistent with applicable law, as is reasonably necessary under the circumstances. No stockholder shall have the right, except as determined by the Board of Directors, to have his shares redeemed in such securities, property or other assets.



            (D) All rights of a stockholder with respect to a share redeemed, including the right to receive dividends and distributions with respect to such share, shall cease at the time at which the redemption price is to be paid, except the right of such stockholder to receive payment of such shares as provided herein.



            (E) Notwithstanding any other provisions of this Article, the Board of Directors may suspend the right of stockholder of any or all classes or series of shares to require the Corporation to redeem shares held by them for such periods and to the extent permitted by, or in accordance with, the Investment Company Act of 1940, and the rules, regulations and orders issued thereunder. The Board of Directors may, in the absence of a ruling by a responsible regulatory official, terminate such suspension at such time as the Board of Directors, in its discretion, shall deem reasonable, such determination to be conclusive.



            (F) Shares of any class or series which have been redeemed shall constitute authorized but unissued shares subject to classification and reclassification as provided in these Amended and Restated Articles of Incorporation.



      (iii) Repurchase of Shares. The Board may by resolution from time to time authorize the Corporation to purchase or otherwise acquire, directly or through an agent, shares of any class or series of its outstanding stock upon such terms and conditions and for such consideration as permitted by applicable law and determined to be reasonable by the Board of Directors and to take all other steps deemed necessary in connection therewith. Shares so purchased or acquired shall have the status of authorized but unissued shares.



      (iv) Conversion and Exchange. Subject to compliance with the requirements of the Investment Company Act of 1940, the Board of Directors shall have the authority to provide that holders of shares of any class or series shall have the right to convert or exchange said shares or one or more other classes or series of shares in accordance with such requirements and procedures as may be established by the Board of Directors.



SIXTH: Board of Directors.



      The number of directors of the Corporation shall be nine, which number may be increased or decreased in the manner provided in the By-Laws of the Corporation, provided that the number of directors shall not be less than three. Except as provided in the By-Laws, the election of directors may be conducted in any way approved at the meeting (whether of stockholders or directors) at which the election is held, provided that such election shall be by ballot whenever requested by any person entitled to vote. The By-Laws may provide for the division of the directors of the Corporation into classes and specify the term of office for each class. At any meeting of stockholders duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of 75% of the votes entitled to be cast for the election of directors, remove any director or directors from office, with or without cause. The names of the directors who shall act as such until the first annual meeting of stockholders and until their successors are duly chosen and qualify are as follows: George S. Johnston; Nicholas Bratt; Juris Padegs.

SEVENTH: Management of the Affairs of the Corporation.



      (a) All corporate powers and authority of the Corporation (except as at the time otherwise provided by statute, by these Articles of Incorporation or by the By-Laws) shall be vested in and exercised by the Board of Directors.



      (b) The Board of Directors shall have the power to make, alter or repeal the By-Laws of the Corporation except to the extent that the By-Laws otherwise provide.



      (c) The Board of Directors shall have the power from time to time to authorize payment of compensation to the directors for services to the Corporation, as provided in the By-Laws, including fees for attendance at meetings of the Board of Directors and of committees.


      (d) The Board of Directors shall have the power from time to time to determine whether and to what extent, and at what times and places and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger) or any of them shall be open to the inspection of stockholders; and no stockholder shall have any right to inspect any account, book or document of the Corporation except at such time as is conferred by statute or the By-Laws.



      (e) The Board of Directors, subject to the requirements of applicable law, shall have the power to establish, in its absolute discretion, the basis or method, timing and frequency for determining the value of assets belonging to each class or series of shares and for determining the net asset value of each share or each class or series for purposes of sales, redemptions, repurchases or otherwise.

            (f) The Board of Directors shall have the power, if the By-Laws so provide, to hold their meetings and to have one or more offices, within or without the State of Maryland, and to keep the books of the Corporation (except as otherwise required by statute) outside the State of Maryland, at such places as from time to time may be designated by the By-Laws or the Board of Directors.



            (g) To the fullest extent permitted by Maryland law, as amended or interpreted, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. This limitation on liability shall apply to any liability arising out of any event occurring when a person serves as director or officer of the Corporation, whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. The Corporation shall indemnify and advance expenses to its currently acting and former directors and to its currently acting and former officers to the fullest extent permitted by Maryland law, as amended or interpreted. No provision of these Articles of Incorporation shall be effective to (i) require a waiver of compliance with any provision of the Securities Act of 1933 or of the Investment Company Act of 1940 or (ii) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment of these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this paragraph [ ] with respect to any act or omission which occurred prior to such amendment or repeal.



EIGHTH: Special Vote of Stockholders.



      (a) Except as otherwise provided in this Article Eighth, the vote of the holders of at least 75% of the voting power of the then outstanding shares of Voting Stock (as hereinafter defined), in addition to any vote of the Directors of the Corporation as may be required by law or by the By-laws, shall be necessary to effect any of the following actions:



            (i) any amendment to these Articles to make the Corporation's Common Stock a "redeemable security" (as such term is defined in the Investment Company Act of 1940), unless the Continuing Directors (as hereinafter defined) of the Corporation, by a vote of at least 75% of such Directors, approve such amendment;



            (ii) any stockholder proposal as to specific investment decisions made or to be made with respect to the Corporation's assets; or



            (iii) any Business Combination (as hereinafter defined) unless either the condition in clause (A) below is satisfied or all of the conditions in clauses (B), (C), (D), (E) and (F) below are satisfied:



                  (A) The Business Combination shall have been approved by a vote of at least 75% of the Continuing Directors.



                  (B) The aggregate amount of cash and the Fair Market Value (as hereinafter defined), as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of any class of outstanding Voting Stock in such Business Combination shall be at least equal to the higher of the following:



                        (1) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by an Interested Party (as hereinafter defined) for any shares of such Common Stock acquired by it (aa) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date"), or
                              (bb) in the Threshold

                              Transaction (as herein-after defined), whichever is higher; and



                        (2) the net asset value per share of such Common Stock on the Announcement Date or on the date of the Threshold Transaction, whichever is higher.



                  (C) The consideration to be received by holders of the particular class of outstanding Voting Stock shall be in cash or in the same form as the Interested Party has previously paid for shares of any class of Voting Stock. If the Interested Party has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.



                  (D) After the occurrence of the Threshold Transaction, and prior to the consummation of such Business Combination, such Interested Party shall not have become the beneficial owner of any additional shares of Voting Stock except by virtue of the Threshold Transaction.



                  (E) After the occurrence of the Threshold Transaction, such Interested Party shall not have received the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.



                  (F) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and the rules and regulations thereunder (or any subsequent provisions replacing such Acts, rules or regulations) shall be prepared and mailed by the Interested Party, at such Interested Party's expense, to the shareholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions).

      (b)   For the purposes of this Article Eighth:



            (i) "Business Combination" shall mean any of the transactions described or referred to in any one or more of the following subparagraphs:



                  (A) any merger or consolidation of the Corporation with or into any other person;



                  (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any other person of any assets of the Corporation having an aggregate Fair Market Value of $1,000,000 or more except for portfolio transactions of the Corporation effected in the ordinary course of the Corporation's business;



                  (C) the issuance or transfer by the Corporation (in one transaction or a series of transactions) of any securities of the Corporation to any other person in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $1,000,000 or more excluding
                  (x) sales of any securities of the Corporation in connection with a public offering thereof, (y) issuances of any securities of the Corporation pursuant to a dividend reinvestment plan adopted by the Corporation and (z) issuances of any securities of the Corporation upon the exercise of any stock subscription rights distributed by the Corporation;



            (ii) "Continuing Director" means any member of the Board of Directors of the Corporation who is not an Interested Party or an Affiliate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.



            (iii) "Interested Party" shall mean any person, other than an investment company advised by the Corporation's initial investment manager or any of its Affiliates, which enters, or proposes to enter, into a Business Combination with the Corporation.



            (iv) "Person" shall mean an individual, a corporation, a trust or a partnership.

            (v) "Voting Stock" shall mean capital stock of the Corporation entitled to vote generally in the election of directors.



            (vi)  A person shall be a "beneficial owner" of any Voting Stock:



                  (A) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; or



                  (B) which such person or any of its Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options; or



                  (C) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.



            (vii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on the date hereof.



            (viii) "Fair Market Value" means:



                  (A) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the relevant date of a share of such stock on the New York Stock Exchange, or if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the relevant date on the National Association of Securities Dealers, Inc. Automated Quotation System (NASDAQ) or any system then in use, or if no such quotations are available, the fair market value on the relevant date of a share of such stock as determined by 75% of the Continuing Directors in good faith, and



                  (B) in the case of property other than cash or stock, the fair market value of such property on the relevant date as determined by 75% of the Continuing Directors in good faith.

            (ix) "Threshold Transaction" means the transaction by or as a result of which an Interested Party first becomes the beneficial owner of Voting Stock.



            (x) In the event of any Business Combination in which the Company survives, the phrase "consideration other than cash to be received" as used in subparagraph (a)(iii)(B) above shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.




            (xi) Continuing Directors of the Corporation, acting by a vote of at least 75% of such Continuing Directors, shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to deter-mine (a) the number of shares of Voting Stock beneficially owned by any person, (b) whether a person is an Affiliate or Associate of another, (c) whether the requirements of subparagraph (a)(iii) above have been met with respect to any Business Combination, and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation in any Business Combination has, an aggregate Fair Market Value of $1,000,000 or more.




NINTH: Pre-Emptive Rights.




      No holder of the Capital Stock of the Corporation or of any other class of stock or securities which may hereafter be created shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class, or of rights or options to purchase any stock, or of securities convertible into, or carrying rights or options to purchase, stock of any class, whether now or hereafter authorized or whether issued for money, for a consideration other than money or by way of a dividend or otherwise, and all such rights are hereby waived by each holder of Capital Stock and of any other class of stock which may hereafter be created.




TENTH: Reservation of Right to Amend.




      From time to time any of the provisions of these Articles of Incorporation, with the exception of Articles Third, Sixth, Eighth, Ninth and this Article Tenth, may be amended, altered or repealed (including any amendment which changes the terms of any of the outstanding stock by classification, reclassification or otherwise) upon the vote of the holders of a majority of the shares of capital stock of the Corporation at the time outstanding and entitled to vote, and other provisions which might under the statutes of the State of Maryland at the time in force be lawfully contained in articles of incorporation may be added or inserted upon the vote of the holders of a majority of the shares of Common Stock of the Corporation at the time outstanding and entitled to vote; and all rights at any time conferred upon the stockholders of the Corporation by these

Articles of Incorporation are granted subject to the provisions of this Article Tenth. The provisions of Articles Third, Sixth, Eighth, Ninth and this Article Tenth may be amended, altered, or repealed only upon the vote of the holders of 75% of the outstanding shares of Common Stock of the Corporation.



ELEVENTH: Shareholders.



            (a) Meetings of Shareholders. Unless an election of directors is required by the Investment Company Act of 1940, the Corporation shall not be required to hold an annual meeting of shareholders in any year.



      IN WITNESS WHEREOF, I have signed these Amended and Restated Articles of Incorporation and acknowledge the same to be my act on the [ ]nd day of [ ], 2005.



                                William D. Regner

EXHIBIT B



                                     FORM OF



                              THE BRAZIL FUND, INC.
                              AMENDED AND RESTATED
                                     BY-LAWS



                               RESTATED AS OF [ ]



                             A Maryland Corporation



                                   ARTICLE I



                              NAME OF CORPORATION,
                          LOCATION OF OFFICES AND SEAL



Section 1.1. Principal Offices. The principal office of the Corporation in the State of Maryland shall be located in Baltimore, Maryland. The Corporation may, in addition, establish and maintain such other offices and places of business as the Board of Directors may, from time to time, determine. [MGCL, Section 2-108]



Section 1.2. Seal. The corporate seal of the Corporation shall be circular in form and shall bear the name of the Corporation, the year of its incorporation, and the word "Maryland." The form of the seal shall be subject to alteration by the Board of Directors and the seal may be used by causing it or a facsimile to be impressed or affixed or printed or otherwise reproduced. Any officer or Director of the Corporation shall have authority to affix the corporate seal of the Corporation to any document requiring the same. If the Corporation is required to place its corporate seal to a document, it shall be sufficient to place the word "(seal)" adjacent to the signature of the authorized officer of the Corporation signing the document. [MGCL Section 1-304]



                                   ARTICLE II



                                  STOCKHOLDERS



Section 2.1. Annual Meetings. If a meeting of the stockholders of the Corporation is required by the Investment Company Act of 1940, as amended, (the "1940 Act") to take action on the election of Directors, then there shall be an annual meeting to elect Directors held within the United States no later than 120 days after the occurrence of the event requiring the meeting. In other years, no annual meeting need be held. [MGCL Section 2-501]



Section 2.2. Special Meetings. Special meetings of the stockholders of the Corporation, or of a class or series, for any purpose or purposes, unless otherwise prescribed by statute or by the Amended and Restated Articles of Incorporation, as may be amended (the "Charter"), may be called at any time by the President, by a majority of the Board of Directors or by the Chairman of the Board, if any, and shall be held at such time and place as may be stated in the notice of the meeting.



Special meetings of the stockholders shall also be called by the Secretary upon the written request of the holders of shares entitled to cast at least 50 (fifty) percent of the votes entitled to be cast at such meeting, provided that
(1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the stockholders requesting such meeting shall have paid to the Corporation the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such stockholders. No special meeting shall be called upon the request of stockholders to consider any matter which is substantially the same as a matter voted upon at any special meeting of the stockholders held during the preceding 12 months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting. [MGCL Section 2-502]



Section 2.3. Notice of Meetings. The Secretary shall cause notice of the place, date and hour, and, in the case of a special meeting or if otherwise required by law, the purpose or purposes for which the meeting is called, to be mailed, not less than 10 nor more than 90 days before the date of the meeting, to each stockholder entitled to vote at such meeting at his address as it appears on the records of the Corporation at the time of such mailing. Notice of any stockholders' meeting need not be given to any stockholder who shall sign a written waiver of such notice whether before or after the time of such meeting, which waiver shall be filed with the record of such meeting, or to any stockholder who is present at such meeting in person or by proxy. Notice of adjournment of a stockholders' meeting to another time or place need not be given if such time or place are announced at the meeting. [MGCL Section 2-504]



Section 2.4. Quorum. As provided in the Corporation's Charter, except as otherwise provided by statute, the presence in person or by proxy of stockholders of the Corporation, or the class or series, entitled to cast a majority of the votes entitled to be cast thereat shall be necessary and sufficient to constitute a quorum for the transaction of business. In the absence of a quorum, the holders of a majority of shares entitled to vote at the meeting and present in person or by proxy, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as Secretary of such meeting, may adjourn the meeting sine die or from time to time without further notice to a date not more than 120 days after the original record date. Any business that might have been transacted at the meeting originally called may be transacted at any such adjourned meeting at which a quorum is present. [MGCL Sections 2-506, 2-511]



Section 2.5. Voting. At each stockholders' meeting, each stockholder entitled to vote shall be entitled to one vote for each share of stock of the Corporation validly issued and outstanding and standing in his name on the books of the Corporation on the record date fixed in accordance with Section 7.5 of Article VII hereof. Except as otherwise specifically provided in the Articles of Incorporation or these By-Laws or as required by law, as amended from time to time, all matters shall be decided by a vote of the majority of the votes validly cast. The vote upon any question shall be by ballot whenever requested by any person entitled to vote, but, unless such a request is made, voting may be conducted in any way approved by the meeting. [MGCL Section 2-507].

Section 2.6. Stockholders Entitled to Vote. If the Board of Directors sets a record date for the determination of stockholders entitled to notice of or to vote at any stockholders' meeting in accordance with Section 7.5 of Article VII hereof, each stockholder of the Corporation shall be entitled to vote, in person or by proxy, each share of stock standing in his name on the books of the Corporation on such record date. If no record date has been fixed, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be determined in accordance with the Maryland General Corporation Law. [MGCL Section 2-511]



Section 2.7. Proxies. Any stockholder entitled to vote at any meeting of stockholders may vote either in person or by written proxy signed by the stockholder or his authorized agent. A stockholder entitled to vote at any meeting of stockholders may also authorize another person or persons to act as a proxy for him via telephone, the internet or any other means authorized by Maryland law. Unless a proxy provides otherwise, it is not valid more than eleven months after its date. A copy, facsimile transmission or other reproduction of a writing or transmission may be substituted for the original writing or transmission for any purpose for which the original writing or transmission could be used. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. Every proxy shall be revocable at the pleasure of the person authorizing it or of his personal representatives or assigns. All proxies shall be delivered to the Secretary of the Corporation, or to the person acting as Secretary of the meeting being voted. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by one of them unless, at or prior to exercise of such proxy, the Corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be valid unless challenged at or prior to its exercise. [MGCL Section 2-507]



Section 2.8. Voting and Inspectors. At any election of Directors, the Chairman of the meeting may appoint two inspectors of election who shall first subscribe an oath or affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after election make a certificate of the result of the vote taken. No candidate for the office of Director shall be appointed as such an inspector.



Section 2.9. Action Without Meeting. Any action to be taken by stockholders may be taken without a meeting if (1) all stockholders entitled to vote on the matter consent to the action in writing, (2) all stockholders entitled to notice of the meeting but not entitled to vote at it sign a written waiver of any right to dissent and (3) said consents and waivers are filed with the records of the meetings of stockholders. Such consent shall be treated for all purposes as a vote at the meeting. [MGCL Section 2-505]



Section 2.10. New Business. At an annual meeting of stockholders, only such new business shall be conducted, and only such proposals shall be acted upon, as shall have been brought before the annual meeting (1) by or at the recommendation of a majority of the directors then in office or (2) by any stockholder of record at the time of giving of notice provided for in this Section who complies with the notice procedures set forth in this Section. For a proposal to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the date of the meeting, as established pursuant to
Section 2.1, regardless of any postponement, deferral, or adjournment of that meeting to a later date (provided, however, that if less than 100 days' notice or prior public disclosure of the date of the scheduled meeting is given or made, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the scheduled meeting was given or the day on which such public disclosure was made). Such stockholder's notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting (1) a brief description of the proposal desired to be brought before the annual meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation's stock which are beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act") by the stockholder; and (4) any material interest of the stockholder in such proposal.



The presiding officer of the annual meeting shall determine and declare at the annual meeting whether the stockholder proposal was made in accordance with the terms of this Section. If the presiding officer determines that a stockholder proposal was made in accordance with the terms of this Section, he shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to any such proposal. If the presiding officer determines that a stockholder proposal was not made in accordance with the terms of this Section, he shall so declare at the annual meeting and any such proposal shall not be acted upon at the annual meeting.



Notwithstanding the foregoing provisions of this Section, a stockholder shall also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to the matters set forth in this Section. This Section shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors, and committees of the Board of Directors, but, in connection with such reports, no new business shall be acted upon at such annual meeting unless stated, filed and received as herein provided.



Section 2.11. Director Nominations. Nominations of candidates for election as directors at any meeting of stockholders may be made (1) by or at the recommendation of a majority of the directors then in office or (2) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section, who shall be entitled to vote for the election of directors at the meeting, and who complies with the notice procedures set forth in this Section. Only persons nominated in accordance with the procedures set forth in this Section shall be eligible for election as directors by the stockholders.



Nominations, other than those made by or at the recommendation of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section. To be timely, a stockholder's notice shall be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of the Corporation, not less than 90 days nor more than 120 days prior to the date of the meeting, as established pursuant to Section 2.1 or Section 2.2 of Article II hereof (depending on whether the meeting is an annual meeting or special meeting), regardless of any postponement, deferral, or adjournment of that meeting to a later date (provided, however, that if less than 100 days' notice or prior public disclosure of the date of the scheduled meeting is given or made, notice by the stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the scheduled meeting was given or the day on which such public disclosure was made). Such stockholder's notice shall set forth (1) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation's stock which are beneficially owned (as defined in Rule 13d-3 under the 1934 Act) by such person on the date of such stockholder's notice, (iv) such person's written consent to being nominated and, if elected, to serving as a director, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, or is otherwise required, in such case pursuant to Regulation 14A under the 1934 Act and (2) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation's stock which are beneficially owned (as defined in Rule 13d-3 under the 1934 Act) by such stockholder. At the request of the Board of Directors, any person nominated by or at the recommendation of the Board of Directors for election as a director shall promptly furnish to the Secretary of the Corporation the information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.



The presiding officer of the meeting shall determine and declare at the meeting whether the nomination was made in accordance with the terms of this Section. If the presiding officer determines that the nomination was made in accordance with the terms of this Section, he shall so declare at the meeting. If the presiding officer determines that a nomination was not made in accordance with the terms of this Section, he shall so declare at the meeting and the defective nomination shall be disregarded.



Ballots bearing the names of all the persons who have been nominated for election as directors at a meeting in accordance with the procedures set forth in this Section shall be provided for use at the meeting.



Notwithstanding the foregoing provisions of this Section, a stockholder shall also comply with all applicable requirements of the 1934 Act and the rules and regulation thereunder with respect to the matters set forth in this Section.



Section 2.12. Organization and Conduct. Every meeting of stockholders shall be conducted by the Chairman of the Board or, in the case of a vacancy in the office or absence of the Chairman of the Board, by one of the following officers present at the meeting: the Vice Chairman of the Board, the President and Chief Executive Officer, the Vice Presidents in their order of rank and seniority, or, in the absence of any such officer, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The Secretary, or, in the Secretary's absence, an Assistant Secretary, or in the absence of both the Secretary and Assistant Secretaries, a person appointed by the Board of Directors or, in the absence of such appointment, a person appointed by the Chairman of the meeting shall act as secretary. In the event that the Secretary presides at a meeting of the stockholders, an Assistant Secretary, or in the absence of assistant secretaries, an individual appointed by the Board of Directors or the Chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the Chairman of the meeting. The Chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such Chairman, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments by participants; (e) determining when the polls should be opened and closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; and (h) concluding a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting. Unless otherwise determined by the Chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.



                                  ARTICLE III



                               BOARD OF DIRECTORS



Section 3.1. Powers. The property, affairs, and business of the Corporation shall be managed by the Board of Directors, which may exercise all the powers of the Corporation except those powers vested solely in the stockholders of the Corporation by statute, by the Articles of Incorporation, or by these By-Laws. [MGCL Section 2-401].



Section 3.2. Power to Issue and Sell Stock. As provided in the Corporation's Charter, the Board of Directors may from time to time authorize by resolution the issuance and sale of any of the Corporation's authorized shares to such persons as the Board of Directors shall deem advisable and such resolution shall fix the consideration or minimum consideration for which such shares are to be issued, or a formula or method pursuant to which such consideration is to be fixed and determined, and shall include a fair description of any consideration other than money and a statement of the actual value of such consideration as then determined by the Board of Directors or a statement that such consideration is or will be not less than a stated sum. [MGCL Sections 2-201, 2-203]



Section 3.3. Power to Declare Dividends.



            (a) As provided in the Corporation's Chart, the Board of Directors, from time to time as they may deem advisable to the extent permitted by applicable law, may declare and pay dividends in cash or other property of the Corporation, out of any source available for dividends, to the stockholders according to their respective rights and interests. [MGCL Section 2-309]

            (b) The Board of Directors shall cause to be accompanied by a written statement any dividend payment wholly or partly from any source other than



                  (i) the Corporation's accumulated undistributed net income (determined in accordance with good accounting practice and the rules and regulations of the Securities and Exchange Commission then in effect) and not including profits or losses realized upon the sale of securities or other properties; or



                 (ii) the Corporation's net income so determined for the current or preceding fiscal year. [MGCL Section 2-309; ICA Section 19(a)]



Such statement shall adequately disclose the source or sources of such payment and the basis of calculation, and shall be in such form as the Securities and Exchange Commission may prescribe.



            (c) Notwithstanding the above provisions of this Section 3.3, the Board of Directors may at any time declare and distribute pro rata among the stockholders a stock dividend out of the Corporation's authorized but unissued shares of stock to the extent permitted by applicable law, including any shares previously purchased by the Corporation, provided that such dividend shall not be distributed in shares of any class with respect to any shares of a different class. [MGCL Section 2-309(e)]



Section 3.4. Number. The number of Directors may be changed from time to time by resolution of the Board of Directors adopted by a majority of the Directors then in office; provided, however, that the number of Directors shall in no event be fewer than three nor more than eleven and that at least 40% of the entire Board of Directors shall be persons who are not interested persons of the Corporation as defined in the Investment Company Act of 1940. [MGCL Section 2-402, ICA
Section 10(a)]



Section 3.5. Election and Term of Directors. Directors shall be elected at the annual meeting of stockholders or a special meeting held for that purpose; provided, however, that if no annual meeting of the stockholders of the Corporation is required to be held in a particular year pursuant to Section 1 of
Article II of these By-laws, Directors shall be elected at the next annual meeting held. The term of office of each Director shall be from the time of his election and qualification until his successor shall have been elected and shall have been qualified, or until his death, or until he shall have resigned or have been removed as provided in these By-laws, or as otherwise provided by statute or the Corporation's Charter. [MGCL Section 2-404]



Section 3.6. Vacancies and Newly Created Directorships. If any vacancies shall occur in the Board of Directors by reason of death, resignation, or removal, or if the authorized number of Directors shall be increased, the Directors then in office shall continue to act, and such vacancies may be filled only by the affirmative vote of a majority of directors then in office, even if less than a quorum, and any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies; provided, however, that immediately after filling such vacancy, at least two-thirds (2/3) of the Directors then holding office shall have been elected to such office by the stockholders of the Corporation. In the event that at any time, other than the time preceding the first annual stockholders' meeting, less than a majority of the Directors of the Corporation holding office at that time were elected by the stockholders, a meeting of the stockholders shall be held promptly and in any event within 60 days for the purpose of electing Directors to fill any existing vacancies in the Board of Directors unless the Securities and Exchange Commission shall by order extend such period. [MGCL Section 2-407; ICA Section 16]



Section 3.7. Removal. At any meeting of stockholders duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of 75% of the votes entitled to be cast for the election of directors, remove any director or directors from office, with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors. [MGCL Section 2-406]



Section 3.8. Annual and Regular Meetings. The annual meeting of the Board of Directors for choosing officers and transacting other proper business shall be held immediately after the annual stockholders' meeting at the place of such meeting, or such other time and place as the Board may determine. The Board of Directors from time to time may provide by resolution for the holding of regular meetings and fix their time and place within or outside the State of Maryland. Notice of such annual and regular meetings need not be in writing, provided that written notice of any change in the time or place of such meetings shall be sent promptly, in the manner provided in Section 3.9 of this Article III for notice of special meetings, to each Director not present at the meeting at which such change was made. Members of the Board of Directors or any committee designated thereby may participate in a meeting of such Board or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting. [MGCL Section 2-409]



Section 3.9. Special Meetings. Special meetings of the Board of Directors may be held at any time or place and for any purpose when called by the Chairman of the Board or by a majority of the Directors. Notice of special meetings, stating the time and place, shall be (1) mailed to each Director at his residence or regular place of business at least three days before the day on which a special meeting is to be held or (2) delivered to him personally or transmitted to him by telegraph, cable or other communication leaving a visual record at least one day before the meeting. [MGCL Section 2-409(b)]



Section 3.10. Waiver of Notice. No notice of any meeting need be given to any Director who is present at the meeting or who waives notice of such meeting in writing (which waiver shall be filed with the records of such meeting), whether before or after the time of the meeting. [MGCL Section 2-409(c)]



Section 3.11. Quorum and Voting. At all meetings of the Board of Directors, the presence of a majority of the number of Directors then in office shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the Directors present may adjourn the meeting, from time to time, until a quorum shall be present. The action of a majority of the Directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by law, by the Charter or by these By-Laws, provided, however, that no action shall be taken without the affirmative vote of 75% of the Directors, with respect to the following matters:



            (a) the dissolution of the Corporation; or



            (b) the election of officers and the compensation of directors and officers. [MGCL Section 2-408]



Section 3.12. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if a written consent to such action is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee. [MGCL Section 2-408(c)]



Section 3.13. Compensation of Directors. Directors shall be entitled to receive such compensation from the Corporation for their services as may from time to time be determined by resolution of the Board of Directors.



                                   ARTICLE IV



                                   COMMITTEES



Section 4.1. Organization. By resolution adopted by the Board of Directors, the Board may designate one or more committees, including an Executive Committee that shall consist of not less than two Directors. The Chairmen of such committees shall be elected by the Board of Directors. Each member of a committee shall be a Director and shall hold office at the pleasure of the Board. The Board of Directors shall have the power at any time to change the members of such committees and to fill vacancies in the committees. The Board may delegate to these committees any of its powers, except the powers to declare a dividend, authorize the issuance of stock, recommend to stockholders any action requiring stockholders' approval, amend these By-Laws, or approve any merger or share exchange which does not require stockholder approval. If the Board of Directors has given general authorization for the issuance of stock providing for or establishing a method or procedures for determining the maximum number of shares to be issued, a committee of the Board, in accordance with that general authorization or any stock option or other plan or program adopted by the Board, may authorize or fix the terms of stock subject to classification or reclassification and the terms on which any stock subject to classification may be issued including all terms and conditions required or permitted to be established or authorized by the Board of Directors under Section 3.2 of these By-Laws. [MGCL Section 2-411]



Section 4.2. Executive Committee. Unless otherwise provided by resolution of the Board of Directors, when the Board of Directors is not in session the Executive Committee shall have and may exercise all powers of the Board of Directors in the management of the business and affairs of the Corporation that may lawfully be exercised by an Executive Committee. The Chairman of the Board, if any, and the President shall be members of the Executive Committee.

Section 4.3. Other Committees. The Board of Directors may appoint other committees which shall have such powers and perform such duties as may be delegated from time to time by the Board.



Section 4.4. Proceedings and Quorum. In the absence of an appropriate resolution of the Board of Directors, each committee may adopt such rules and regulations governing its proceedings, quorum and manner of meeting as it shall deem proper and desirable. In the event any member of any committee is absent from any meeting, the members thereof present at the meeting, whether or not they constitute a quorum, may appoint a member of the Board of Directors to act in the place of such absent member.



                                   ARTICLE V



                          OFFICERS OF THE CORPORATION;
                              OFFICERS OF THE BOARD



Section 5.1. General. The officers of the Corporation shall be a President, a Secretary and a Treasurer, and may include one or more Vice Presidents, Assistant Secretaries or Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.12 of this Article V. The Board of Directors may elect, but shall not be required to elect, as officers of the Board and not as officers of the Corporation, a Chairman of the Board and, in the discretion of the Board, a Vice Chairman of the Board. [MGCL
Section 2-412]



Section 5.2. Election, Tenure and Qualifications. The officers of the Corporation, except those appointed as provided in Section 5.12 of this Article V, shall be elected by the Board of Directors at its first meeting or such meetings as shall be held prior to its first annual meeting, and thereafter annually at its annual meeting. If any officers are not chosen at any annual meeting, such officers may be chosen at any subsequent regular or special meeting of the Board. Except as otherwise provided in this Article V, each officer chosen by the Board of Directors shall hold office until the next annual meeting of the Board of Directors and until his successor shall have been elected and qualified. Any person may hold one or more offices of the Corporation except the same person may not concurrently hold the offices of President and Vice President. Each of the Chairman of the Board, if any, and the Vice Chairman of the Board, if any, shall be elected from among the Directors of the Corporation and may hold such office only so long as he continues to be a Director. No other officer need be a Director. [MGCL Section 2-413]



Section 5.3. Removal and Resignation. Whenever in the Board's judgment the best interest of the Corporation will be served thereby, any officer may be removed from office by the vote of a majority of the members of the Board of Directors given at a regular meeting or any special meeting called for such purpose. Any officer may resign his office at any time by delivering a written resignation to the Board of Directors, the President, the Secretary, or any Assistant Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery. [MGCL Section 2-413]



Section 5.4. Chairman of the Board. The Chairman of the Board, if there be such, shall preside at all stockholders' meetings and at all meetings of the Board of Directors and shall be ex officio a non-voting member of all committees of the Board of Directors. He shall have such powers and perform such other duties as may be assigned to him from time to time by the Board of Directors.


Section 5.5. Vice Chairman of the Board. The Vice Chairman of the Board, if there be such, shall consult with the Chairman as to the policies of the Corporation and as to the agendas to be presented at the meetings of the Board of Directors. In the absence of the Chairman of the Board and the President, he shall preside at meetings of the Board of Directors. He shall have such powers and perform such other duties as may be assigned to him from time to time by the Chairman of the Board.



Section 5.6. President. The President or the person so designated by the Board of Directors of the Corporation as such, shall be the chief executive officer of the Corporation and, in the absence of the Chairman of the Board and of the Vice Chairman of the Board or if neither such officer shall have been chosen, the President shall preside at all stockholders' meetings and at all meetings of the Board of Directors and shall in general exercise the powers and perform the duties of the Chairman of the Board. Subject to the supervision of the Board of Directors, he shall have general charge of the business, affairs, and property of the Corporation and general supervision over its officers, employees and agents. Except as the Board of Directors may otherwise order, he may sign in the name and on behalf of the Corporation all deeds, bonds, contracts or agreements. He shall exercise such other powers and perform such other duties as from time to time may be assigned to him by the Board of Directors.



Section 5.7. Vice President. The Board of Directors may from time to time elect one or more Vice Presidents who shall have such powers and perform such duties as from time to time may be assigned to them by the Board of Directors or the President. At the request or in the absence or disability of the President, the Vice President (or, if there are two or more Vice Presidents, then the senior of the Vice Presidents present and able to act) may perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President.



Section 5.8. Treasurer and Assistant Treasurers. The Treasurer shall have general charge of the finances and books of account of the Corporation. Except as otherwise provided by the Board of Directors, he shall have general supervision of the funds and property of the Corporation and of the performance by the Custodian of its duties with respect thereto. He shall render to the Board of Directors, whenever directed by the Board, an account of the financial condition of the Corporation and of all his transactions as Treasurer; and as soon as possible after the close of each financial year he shall make and submit to the Board of Directors a like report for such financial year. He shall perform all acts incidental to the office of Treasurer, subject to the control of the Board of Directors, and such other duties as may from time to time be assigned to him by the Board of Directors, the President, the Chief Executive Officer or the Chief Financial Officer.



Any Assistant Treasurer may perform such duties of the Treasurer as the Treasurer, the Chief Financial Officer, the Chief Executive Officer, the President, or the Board of Directors may assign, and, in the absence of the Treasurer, he may perform all the duties of the Treasurer.

Section 5.9. Secretary and Assistant Secretaries. The Secretary shall attend to the giving and serving of all notices of the Corporation and shall record all proceedings of the meetings of the stockholders and Directors in books to be kept for that purpose. He shall keep in safe custody the seal of the Corporation, and shall have charge of the records of the Corporation, including the stock books and such other books and papers as the Board of Directors may direct and such books, reports, certificates and other documents required by law to be kept, all of which shall at all reasonable times be open to inspection by any Director. He shall perform such other duties as appertain to his office or as may be required by the Board of Directors.



Any Assistant Secretary may perform such duties of the Secretary as the Secretary or the Board of Directors may assign, and, in the absence of the Secretary, he may perform all the duties of the Treasurer.



Section 5.10. President of a Class of Series. The Board of Directors may from time to time elect or appoint a President of a class or series. The President of a class or series shall preside at meetings of stockholders of that class or series in the absence of the Chairman, and shall have the status of a Vice President of the Corporation.



Section 5.11. Subordinate Officers. The Board of Directors from time to time may appoint such other officers or agents as it may deem advisable, each of whom shall have such title, hold office for such period, have such authority and perform such duties as the Board of Directors may determine. The Board of Directors from time to time may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties.



Section 5.12. Remuneration. The salaries or other compensation of the officers of the Corporation shall be fixed from time to time by resolution of the Board of Directors, except that the Board of Directors may by resolution delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the provisions of Section 5.12 of this Article V.



Section 5.13. Surety Bonds. The Board of Directors may require any officer or agent of the Corporation to execute a bond (including, without limitation, any bond required by the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission) to the Corporation in such sum and with such surety or sureties as the Board of Directors may determine, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting of any of the Corporation's property, funds or securities that may come into his hands. [ICA Section 17(g)]



                                   ARTICLE VI



                                 NET ASSET VALUE



Section 6.1. Valuation of Assets. The value of the Corporation's net assets shall be determined at such times and by such method as shall be established from time to time by the Board of Directors. Such method shall be reduced to writing and maintained in the Corporation's permanent records.



                                  ARTICLE VII



                                  CAPITAL STOCK



Section 7.1. Certificates of Stock. The interest of each stockholder of the Corporation shall be evidenced in such form as the Board of Directors may from time to time prescribe. No certificate shall be valid unless it is signed by the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation and sealed with its seal, or bears the facsimile signatures of such officers and a facsimile of such seal. [MGCL Sections 2-210, 2-212]



Section 7.2. Transfer of Shares. Shares of the Corporation shall be transferable on the books of the Corporation by the holder thereof in person or by his duly authorized attorney or legal representative upon surrender and cancellation of a certificate or certificates for the same number of shares of the same class, duly endorsed or accompanied by proper instruments of assignment and transfer, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require. The shares of stock of the Corporation may be freely transferred, and the Board of Directors may, from time to time, adopt rules and regulations with reference to the method of transfer of the shares of stock of the Corporation.



Section 7.3. Stock Ledgers. The stock ledgers of the Corporation, containing the names and addresses of the stockholders and the number of shares held by them respectively, shall be kept at the principal offices of the Corporation or, if the Corporation employs a transfer agent, at the offices of the transfer agent of the Corporation. [MGCL Section 2-209]



Section 7.4. Transfer Agents and Registrars. The Board of Directors may from time to time appoint or remove transfer agents and/or registrars of transfers of shares of stock of the Corporation, and it may appoint the same person as both transfer agent and registrar. Upon any such appointment being made, all certificates representing shares of capital stock thereafter issued shall be countersigned by one of such transfer agents or by one of such registrars of transfers or by both and shall not be valid unless so countersigned.



Section 7.5. Fixing of Record Date. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any stockholders' meeting or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, provided that
(1) such record date shall be within 90 days prior to the date on which the particular action requiring such determination will be taken; (2) the transfer books shall not be closed for a period longer than 20 days and (3) in the case of a meeting of stockholders, the record date or any closing of the transfer books shall be at least 10 days before the date of the meeting. [MGCL Section 2-511]

Section 7.6. Lost, Stolen or Destroyed Certificates. Before issuing a new certificate for stock of the Corporation alleged to have been lost, stolen or destroyed, the Board of Directors or any officer authorized by the Board may, in its discretion, require the owner of the lost, stolen or destroyed certificate (or his legal representative) to give the Corporation a bond or other indemnity, in such form and in such amount as the Board or any such officer may direct and with such surety or sureties as may be satisfactory to the Board or any such officer, sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. [MGCL Section 2-213]



                                  ARTICLE VIII



         FISCAL YEAR AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Section 8.1. Fiscal Year. The fiscal year of the Corporation shall, unless otherwise ordered by the Board of Directors, be twelve calendar months ending on the 30th day of June.



Section 8.2. Independent Registered Public Accounting Firm.



             (a) The Corporation shall employ an independent registered public accounting firm as its Accountant to examine the accounts of the Corporation and to sign and certify financial statements filed by the Corporation. The Accountant's certificates and reports shall be addressed both to the Board of Directors and the stockholders. The employment of the Accountant shall be conditioned upon the right of the Corporation to terminate the employment forthwith without any penalty by vote of a majority of the outstanding voting securities at any stockholders' meeting called for that purpose.



             (b) A majority of the members of the Board of Directors who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended) of the Corporation shall select the Accountant at any meeting held within 30 days before or after the beginning of the fiscal year of the Corporation or before the annual stockholders' meeting in that year. Such selection shall be submitted for ratification or rejection at the next succeeding annual stockholders' meeting. If the stockholders shall reject such selection at such meeting, the Accountant shall be selected by majority vote of the Corporation's outstanding voting securities, either at the meeting at which the rejection occurred or at a subsequent meeting of stockholders called for the purpose.



             (c) Any vacancy occurring between annual meetings, due to the resignation of the Accountant, may be filled by the vote of a majority of the members of the Board of Directors who are not "interested persons". [ICA Section 32(a)]

                                   ARTICLE IX



                              CUSTODY OF SECURITIES



Section 9.1. Employment of a Custodian. The Corporation shall place and at all times maintain in the custody of a Custodian (including any sub-custodian for the Custodian) all funds, securities and similar investments owned by the Corporation. The Custodian (and any sub-custodian) shall be an institution conforming to the requirements of Section 17(f) of the Investment Company Act of 1940 and the rules of the U.S. Securities and Exchange Commission thereunder. The Custodian shall be appointed from time to time by the Board of Directors, which shall fix its remuneration. [ICA Section 17(f)]



Section 9.2. Termination of Custodian Agreement. Upon termination of the Custodian Agreement or inability of the Custodian to continue to serve, the Board of Directors shall promptly appoint a successor Custodian, but in the event that no successor Custodian can be found who has the required qualifications and is willing to serve, the Board of Directors shall call as promptly as possible a special meeting of the stockholders to determine whether the Corporation shall function without a Custodian or shall be liquidated. If so directed by vote of the holders of a majority of the outstanding shares of stock entitled to vote of the Corporation, the Custodian shall deliver and pay over all property of the Corporation held by it as specified in such vote.



                                    ARTICLE X



                                 INDEMNIFICATION



Section 10.1. Indemnification of Officers, Directors, Employees and Agents. To the maximum extent permitted by the Investment Company Act of 1940, the Securities Act of 1933 (as such statutes are now or hereinafter in force) and by Maryland law in effect from time to time, the Corporation shall indemnify, and shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (i) any individual who is a present or former Director or officer of the Corporation or (ii) any individual who serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director or officer of such corporation or other enterprise or as a partner or trustee of such partnership, joint venture, trust, employee benefit plan or other enterprise at the request of the Corporation. The corporation may, with the approval of its Board of Directors, provide such indemnification and advances of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. Indemnification shall be made only as authorized for a specific proceeding upon
(I) a determination that indemnification of the person is proper in the circumstances because he has met the applicable standard of conduct for indemnification and (ii) such other authorizations and determinations as may be required by law to be made by (A) the Board of Directors of the Corporation by the vote of a majority of a quorum consisting of Directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to such proceeding or, if such quorum cannot be obtained, by a majority vote of a committee of the Board of Directors consisting solely of two or more such Directors who are duly designated to act in the matter by a majority vote of the full Board of Directors; or (B) independent legal counsel in a written opinion, which counsel shall be selected in accordance with such procedures as may be required by law, provided, however, that such counsel shall make only such determinations and authorizations as are permitted by law to be made by independent counsel; or (C) the stockholders of the Corporation acting in accordance with the Charter and By-Laws of the Corporation and applicable law.



Neither the amendment nor repeal of this Section, nor the adoption or amendment of any other provision of the By-Laws or Charter of the Corporation inconsistent with this Section, shall apply to or affect in any respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.



Section 10.2. Insurance of Officers, Directors, Employees and
Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability. [MGCL
Section 2-418(k)]



                                   ARTICLE XI



                                   AMENDMENTS



Section 11.1. General. All By-Laws of the Corporation, whether adopted by the Board of Directors or the stockholders, shall be subject to amendment, alteration or repeal, and new By-Laws may be made, by the affirmative vote of either a majority of the entire number of Directors then in office at any regular or special meeting the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration, repeal or new By-Law.



                                  ARTICLE XII



                                 ADVISORY BOARD



Section 12.1. Organization, Functions. By resolution adopted by the Board of Directors, the Board may designate an Advisory Board, as such term is defined in the Investment Company Act of 1940. No member of the Advisory Board shall serve the Corporation in any other capacity and each such member shall hold office at the pleasure of the Board. The Board of Directors shall have the power at any time to change the members of the Advisory Board and to fill vacancies in the Advisory Board. The Advisory Board shall meet when and as requested by the Board of Directors or the Corporation's investment adviser. The function of the Advisory Board shall be to consult with the Board of Directors and the Corporation's investment adviser, provided, that the Advisory Board shall have no authority or responsibility with respect to the Fund's investments and shall make no recommendations as to particular investments made or contemplated by the Corporation.

Section 12.2. Compensation of Advisory Board Members. Advisory Board members shall be entitled to receive such compensation from the Corporation for their services as may from time to time be determined by resolution of the Board of Directors.



                                     * * *



                                 END OF BY-LAWS

                              EXHIBIT C               PRICEWATERHOUSECOOPERS LLP
                                                      125 High Street
                     REPORT OF ACCOUNTING FIRM        Boston, MA 02110-1707
                                                      Telephone (617) 530 5000
                                                      Facsimile (617) 530 5001

     (PRICEWATERHOUSECOOPERS LOGO)

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



        To the Board of Directors and the Shareholders of The Brazil Fund, Inc.:




     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at June 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005, by correspondence with the custodian, provide a reasonable basis for our opinion.

     Boston, Massachusetts




         August 18, 2005



         PricewaterhouseCoopers LLP

                    THERE ARE THREE WAYS TO VOTE YOUR PROXY

                                TELEPHONE VOTING

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-877-816-0837, 24 hours a day, 7 days a week. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your voting instruction card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you direct. Available until 4:00 p.m. Eastern time on December 12, 2005.

                                 INTERNET VOTING

Visit the Internet voting website at HTTP://PROXY.GEORGESON.COM. Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges. Available until 4:00 p.m. Eastern time on December 12, 2005.

                                 VOTING BY MAIL

Simply mark, sign and date your voting instruction card and return it in the postage-paid envelope. If you are voting by telephone or the Internet, please do not mail your proxy card.


              COMPANY NUMBER                       CONTROL NUMBER


                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------
     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE UNDERSIGNED'S VOTE WILL BE CAST "FOR" PROPOSAL ONE.

1.    To vote on the Fund' s proposal that the Fund be    FOR   AGAINST  ABSTAIN
      converted from a closed-end management company to   [ ]    [ ]      [ ]
      an open-end management company.

The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments or postponements thereof.

                                         Dated ___________________________, 2005

                                         ---------------------------------------
                                         Signature(s)

                                         ---------------------------------------
                                         Signature(s)

                                         Please sign exactly as your name or
                                         names appear. When signing as attorney,
                                         executor, administrator, trustee or
                                         guardian, please give your full title
                                         as such.

PROXY

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

                              THE BRAZIL FUND, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               SPECIAL MEETING OF STOCKHOLDERS - DECEMBER 13, 2005

The undersigned hereby appoints Carole Coleman, Elisa Metzger and Patricia Rosch, and each of them, the proxies of the undersigned, with full power of substitution in each of them, to represent the undersigned and to vote all shares of The Brazil Fund, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders of The Brazil Fund, Inc. to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, December 13, 2005 at 10:00 a.m., Eastern time, and at any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and accompanying Proxy Statement and revokes any proxy previously given with respect to the meeting.

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                            (CONTINUED ON OTHER SIDE)

                                                                SEE REVERSE SIDE